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January 1, 2008
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Fund Profile

T. Rowe Price

International Funds—Foreign Bond Funds

Two international income funds seeking high current income and capital appreciation from foreign fixed-income securities.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

T. Rowe Price International Funds, Inc.

T. Rowe Price International Bond Fund — RPIBX
T. Rowe Price Emerging Markets Bond Fund — PREMX

What are each fund`s objectives and principal investment strategies?

International Bond Fund

Objective::The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.

Strategy::Normally, the fund will invest at least 80% of net assets in bonds and 65% of net assets in high-quality (AA or better) foreign bonds. The fund may invest up to 20% of total assets in below investment-grade, high-risk bonds, including those in default or with the lowest rating. Up to 20% of total assets may be invested in U.S. dollar-denominated foreign bonds such as Brady and other emerging market bonds.

Although we expect to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The fund has wide flexibility to purchase and sell currencies and engage in hedging transactions. However, we normally do not attempt to cushion the impact of foreign currency fluctuations on the dollar. Therefore, the fund is likely to be heavily exposed to foreign currencies.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends and currency values. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive or, if the currency trend is unfavorable, where we believe the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust its average maturity or credit quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

Emerging Markets Bond Fund

Objective::The fund seeks to provide high income and capital appreciation.

Strategy::The fund will normally invest at least 80% (and potentially all) of net assets in the government or corporate debt securities of emerging nations. Fund holdings may include the lowest-rated bonds, including those in default.

Although we expect to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. Under normal circumstances, most of the fund`s total assets are expected to be denominated in U.S. dollars, and the fund will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Security selection relies heavily on research, which analyzes political and economic trends

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Fund Profile

as well as creditworthiness. The fund tends to favor bonds it expects will be upgraded. The fund sells holdings for a variety of reasons, such as to adjust its average maturity or credit quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

Table 1  International Funds Comparison Guide
Fund	Geographicfocus	Quality ofsecurities	Normal currencyexposure	Expected riskrelative toone another

International Bond	Outside U.S.	Primarily high quality	High	High
Emerging Markets Bond	Outside U.S.	Primarily lower quality	Varies	Higher

Both of these funds are considered "nondiversified" for purposes of the Investment Company Act of 1940.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

What are the main risks of investing in the funds?

The risk profiles of the funds vary with the types of bonds they purchase, their degree of currency exposure, and whether they invest in developed markets, emerging markets, or both. Of the two funds, Emerging Markets Bond is more risky, with a higher potential for sharp price declines.

  Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds have greater interest rate risk than short-term bond funds.

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  Fund Profile

  Credit risk  This risk is the chance that any of the funds` holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the funds` income level and share price. The risk of default is much greater for emerging market bonds.

  Nondiversified risk  Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.

  Currency risk  This is the risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on each fund`s holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. The International Bond Fund normally is heavily exposed to foreign currencies, and, as a result, changes in currency exchange rates are likely to play a significant role in fund performance. Bonds held in the Emerging Markets Bond Fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil.

  Currency trends are unpredictable, and to the extent each fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not succeed. Furthermore, hedging costs can be significant and reduce fund net asset value, and many emerging market currencies cannot be effectively hedged.

  Emerging market risk  The funds` investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital trade barriers and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affect returns to U.S. investors). Significant devaluations have occurred in recent years in various emerging market countries. Governments of some emerging market countries have defaulted on their bonds, and investors in this sector must be prepared for similar events in the future.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-

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  Fund Profile

  U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  Derivatives risk  To the extent the funds use futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  The share price and income level of each fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell which fund is more appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Neither fund is suitable for near-term financial goals. Your decision should take into account whether you have any other foreign bond investments. If not, you may wish to invest in the International Bond Fund to gain broad exposure to opportunities abroad. The Emerging Markets Bond Fund may be an appropriate part of your portfolio if you are supplementing existing holdings that are primarily in developed foreign markets and can accept the potentially greater volatility of emerging markets.

  Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-

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  Fund Profile

  deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  Table 2  Average Annual Total Returns (Continued)
	Periods ended 12/31/07
	1 year	5 years	10 years
International Bond Fund
Returns before taxes	10.05%	7.53%	5.68%
Returns after taxes on distributions	7.95	5.80	4.32
Returns after taxes on distributions and sale of fund shares	6.48	5.59	4.14
Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index	11.03	8.07	6.06
Lipper International Income Funds Average	8.16	6.35	5.61
Emerging Markets Bond Fund
Returns before taxes	5.81	14.88	10.07
Returns after taxes on distributions	2.99	12.38	6.77
Returns after taxes on distributions and sale of fund shares	3.98	11.81	6.67
J.P. Morgan Emerging Markets Bond Index Global	6.28	12.67	10.09
Lipper Emerging Markets Debt Funds Average	5.65	13.76	10.36
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  Fund Profile

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  Lehman Brothers Global Aggregate ex-U.S. Dollar Bond Index tracks investment-grade government, corporate, agency, and mortgage-related bonds in markets outside the U.S.

  J.P. Morgan Emerging Markets Bond Index Global tracks Brady Bonds of a number of foreign countries.

  What fees and expenses will I pay?

  The shares that are offered in this profile are 100% no load. However, the funds charge a 2.00% redemption fee, payable to the funds, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 3  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Management fee	Other expenses	Total annual fund operating expenses
International Bond	2.00%	0.66%	0.18%	0.84%
Emerging Markets Bond	2.00	0.76	0.22	0.98

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aOn shares purchased and held for 90 days or less.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
International Bond	$86	$268	$466	$1,037
Emerging Markets Bond	100	312	542	1,201

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  Fund Profile

  Who manages the funds?

  T. Rowe Price International is responsible for the selection and management of fund portfolio investments. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202.

  International Bond Fund

  Ian Kelson manages the fund day to day and has been chairman of its Investment Advisory Committee since 2001. He joined T. Rowe Price International in 2000 as the head of international fixed-income investments. Prior to joining T. Rowe Price International, he spent 10 years as chief investment officer, fixed income at Morgan Grenfell/Deutsche Asset Management.

  Emerging Markets Bond Fund

  Michael Conelius manages the fund day to day and has been chairman of its Investment Advisory Committee since 2001. He joined T. Rowe Price International in 1995 and has been responsible for portfolio management and analysis of emerging markets debt since that time. He joined T. Rowe Price in 1988 as a financial analyst.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

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  Fund Profile

  When will I receive income and capital gain distributions?

  Each fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS C02-035

  T. Rowe Price Investment Services, Inc., Distributor.